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                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-95001) pertaining to the Cysive, Inc. Amended and Restated 1994 Stock Option Plan, of our reports dated January 31, 2000 with respect to the financial statements and financial statement schedule of Cysive, Inc., included in the Annual Report (Form 10-K) for the year ended December 31, 1999.


                                                       /s/ Ernst & Young LLP

McLean, Virginia
February 18, 2000